                                                                    Exhibit 10.1


                              PURCHASE AGREEMENT


     THIS AGREEMENT is made as of December 8, 1995, between Centennial Communications Corp., a Delaware corporation (the "Company"), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

     The parties hereto agree as follows:

     Section 1.  Authorization and Closing.
                 -------------------------

     1A.  Authorization of the Common Stock.  The Company shall authorize the
          ---------------------------------
issuance and sale to the Purchasers of 297 shares of its common stock, par value $.01 per share (the "Common Stock").

     1B.  Purchase and Sale of the Common Stock.  At the Closing, the Company
          -------------------------------------
shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company, the number of shares of Common Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at a price of $10,000.00 per share. The sale of Common Stock to each Purchaser shall constitute a separate sale hereunder.

     1C.  The Closing.  The closing of the separate purchases and sales of the
          -----------
Common Stock (the "Closing") shall take place at the offices of The Centennial Funds, 1999 Broadway, Suite 2100, Denver, Colorado 80202 at 10:00 a.m. on the date of this Agreement, or at such other place or on such other date as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Common Stock to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to an account to be designated by the Company.

     Section 2.  Conditions of Each Purchaser's Obligation at the Closing.  The
                 --------------------------------------------------------
obligation of each Purchaser to purchase and pay for the Common Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

     2A.  Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Section 5 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

     2B.  Bylaws and Charter.  The Company's bylaws and Certificate of
          ------------------
Incorporation as previously provided to each Purchaser shall be in full force and effect as of the Closing and shall not have been amended or modified.

     2C.  Registration Agreement.  The Company and the Purchasers shall have
          ----------------------
entered into a registration agreement in form and substance as set forth in Exhibit A attached hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing.

     2D.  Stockholders Agreement.  The Company and each Purchaser shall have
          ----------------------
entered into a stockholders agreement in form and substance as set forth in Exhibit B attached hereto (the "Stockholders Agreement"), and the Stockholders Agreement shall be in full force and effect as of the Closing.

     2E.  Sale of Common Stock to Each Purchaser.  The Company shall have
          --------------------------------------
sold to each Purchaser the Common Stock to be purchased by it hereunder at the Closing and shall have received payment therefore in full.

     2F.  Blue Sky Clearance.  The Company shall have made all filings
          ------------------
under applicable state securities laws necessary to consummate the issuance of the Common Stock pursuant to this Agreement in compliance with such laws.

     2G.  Closing Documents.  The Company shall have delivered to each
          -----------------
Purchaser all of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and paragraphs 2A through 2F, inclusive, have been fully satisfied;

          (ii) certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the Registration Agreement, Stockholders Agreement and each of the other agreements contemplated hereby, the issuance and sale of the Common Stock, and the consummation of all other transactions contemplated by this Agreement;

          (iii) copies of the Certificate of Incorporation and the Company's bylaws, each as in effect at the Closing; and

          (iv) copies of all governmental and other consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings).

          2H.  Proceedings.  All corporate and other proceedings taken or
               -----------
required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser and its special counsel.

     2I.  Waiver.  Any condition specified in this Section 2 may be waived
          ------
if consented to by each Purchaser; provided that no such waiver shall be effective against any Purchaser unless it is set forth in a writing executed by such Purchaser.

     Section 3.  Covenants.
                 ---------

     3A.  Financial Statements and Other Information.  The Company shall
          ------------------------------------------
deliver to each Purchaser so long as such Purchaser holds at least 25% of the Common Stock purchased by such Purchaser pursuant to this Agreement:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (ii) accompanying the financial statements referred to in subparagraph (i) above, an Officer's Certificate stating that neither the Company nor any of its Subsidiaries is in default under any of its material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by
     (a) with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing,
     (b) a certificate from such accounting firm, addressed to the Company's board of directors, stating that in the course of its examination nothing came to its attention that caused it to believe that there was any default by the Company or any Subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any such default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the board of directors;

          (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

          (v) at least 30 days but not more than 90 days prior to the beginning of each fiscal year, a five-year strategic plan and an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an Officer's Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

          (vi) promptly (but in any event within five business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its Subsidiaries is a party or any other material adverse event or circumstance affecting the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (vii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's businesses; and

          (viii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 3A may reasonably request.

To the best of the Company's knowledge, each of the financial statements referred to in subparagraph (i) and (iii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

          For purposes of this Agreement and the Registration Agreement, all holdings of Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement and the Registration Agreement. "Affiliate" means any Person which controls, is controlled by or is under common control with another Person and for purposes of this Agreement and the Registration Agreement Persons which have received distributions of securities from a partnership holding such securities.

          3B.  Compliance with Agreements.  The Company shall perform and
               --------------------------
observe (i) all of its obligations to each holder of the Common Stock set forth in the Certificate of Incorporation and the Company's bylaws, and (ii) all of its obligations to each holder of Registrable Securities set forth in the Registration Agreement.

          3C.  Current Public Information.  At all times after the Company has
               --------------------------
filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          3D.  Observation Rights.   If a Purchaser is not represented on the
               ------------------
Company's Board of Directors, the Company shall give a representative of Purchaser copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or to protect highly confidential proprietary information. Upon reasonable notice and at a scheduled meeting of the Board or such other time, if any, as the Board may determine in its sole discretion, such representative may address the Board of Directors with respect to Purchaser's concerns regarding significant business issues facing the Company.

          3E.  First Refusal Rights.
               --------------------

          (i) Except for the issuance of Common Stock (a) to the Company's employees, (b) in connection with the acquisition of another business, or (c) pursuant to a public offering registered under the Securities Act, if the Company authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each Purchaser a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Common Stock held by such Purchaser by (2) the sum of the total number of shares of Common Stock held by the Purchasers and the number of shares of Common Stock outstanding which are not held by the Purchasers. Each Purchaser shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons. The purchase price for all stock and securities offered to the Purchasers of the Common Stock shall be payable in accordance with the terms and conditions of said offer in cash or, to the extent otherwise provided thereunder, notes issued by such holders.

          (ii) In order to exercise its purchase rights hereunder, a Purchaser must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the Purchasers is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the Purchasers purchasing their full allotment upon the terms set forth in this paragraph, except that such Purchasers must exercise their purchase rights within five days after receipt of such reoffer.

          (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the Purchasers have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the Purchasers pursuant to the terms of this paragraph.

          (iv) The rights under this paragraph shall terminate upon the closing of an underwritten public offering of Common Stock pursuant to a registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act resulting in gross proceeds to the Company of at least $10 million.

          Section 4.  Transfer of Restricted Securities.
                      ---------------------------------

          (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in subparagraph (ii) below, any other legally available means of transfer.

          (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph 4(i)(a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, and, if requested by the Company, an opinion of counsel, which counsel to the Company's reasonable satisfaction is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel reasonably acceptable to the Company that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7B(i). If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7B(i).

          (iii) Upon the request of any holder of Restricted Securities, the Company shall remove the foregoing legend from the certificates for such holder's Restricted Securities; provided that such Restricted Securities are eligible for sale pursuant to Rule 144(k).

          Section 5.  Representations and Warranties of the Company.  As a
                      ---------------------------------------------
material inducement to the Purchasers to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants that:

          5A.  Organization and Corporate Power.  The Company is a corporation
               ---------------------------------
duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's charter documents and bylaws which have been furnished to the Purchasers' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          5B.  Capital Stock and Related Matters.
               ---------------------------------

          (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 1,000 shares of Common Stock, of which 327 shares shall be issued and outstanding. As of the Closing, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth in this
Agreement and the Stockholders Agreement.   As of the Closing, the Company shall
not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Common Stock hereunder except as set forth in this Agreement. To the best of the Company's knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Common Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except as contemplated by this Agreement.

          5C.  Subsidiaries; Investments.  Except as set forth on the Schedule
               -------------------------
of Investments the Company does not own or hold any rights to acquire any shares of stock or any other security or interest in any other Person, and the Company has never had any Subsidiary.

          5D.  Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement, the Registration Agreement and the Stockholders Agreement and all other agreements contemplated hereby to which the Company is a party, have been duly authorized by the Company. This Agreement, the Registration Agreement and the Stockholders Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Registration Agreement and the Stockholders Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Common Stock hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the

Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

          5E.  No Operating History.  The Company was formed on October 26,
               --------------------
1995, and has conducted no material business operations to date other than
(i) making application to the Federal Communications Commission for 900 MHz SMR licenses and (ii) those incident to its formation and entering into this Agreement, the Stockholders Agreement, the Registration Agreement and the transactions contemplated hereby and thereby.

          5F.  Contracts and Commitments.  Except as expressly contemplated by
               -------------------------
this Agreement, as of the Closing, neither the Company is not a party to any material written or oral contract, agreement or other arrangement except for Peruvian contract.

          5G.  Governmental Consent, etc.  No permit, consent, approval or
               --------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

          5H.  Investments in United States Real Property Interests.  The
               ----------------------------------------------------
Company represents and warrants that its capital stock does not constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). The preceding representation is based on a determination by the Company that the Company is not and has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) since its incorporation on October 26, 1995. The Company shall use its best efforts to ensure that it does not at any time in the future become a United States real property holding corporation. If at any time in the future the Company should become a United States real property holding corporation, the Company shall, as promptly as possible, notify Purchasers of such change in status.

          5I.  Unrelated Business Taxable Income.  The Company represents and
               ---------------------------------
warrants that any gross income derived by Purchasers from the Company shall be in the form of dividends, interest, capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded pursuant to Code

Sections 512(b)(2) and 512(b)(3), respectively, in calculating unrelated business taxable income and only such dividends, interest, capital gains and losses, and rents and royalties that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income.

          5J.  Qualified Small Business.  The Company represents and warrants
               ------------------------
that, to the best of its knowledge, it qualifies as a "Qualified Small Business" as defined in Section 1202(d) of the Code and covenants that so long as its shares are held by Purchasers (or a transferee in whose hands the shares are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) or the Code), it will use its reasonable best efforts to cause the shares to qualify as Qualified Small Business Stock.

          5K.  Disqualified Persons List.  The Company has reviewed the attached
               -------------------------
"Disqualified Persons List" dated January 1, 1995, and knows of no direct or indirect holdings (including expected holdings after the current financing) in the Company by "Disqualified Persons" or "Designated Entities," except for Centennial Fund IV, L.P. and Centennial Rural Wireless, Inc.

          5L.  Closing Date.  The representations and warranties of the Company
               ------------
contained in this Section 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to any Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          Section 6.  Definitions.  For the purposes of this Agreement, the
                      -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular person or entity means any other
           ---------
person or entity controlling, controlled by or under common control with such particular person or entity.

          "Officer's Certificate" means a certificate signed by the Company's
           ---------------------
president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Common Stock issued hereunder,
           ---------------------
(ii) any securities issued with respect to the Common Stock referred to in (I) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7B have been delivered by the Company in accordance with paragraph 4(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7B.

          "Securities Act" means the Securities Act of 1933, as amended, or
           --------------
any similar federal law then in force, and the rules and regulations thereunder.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force, and the rules and regulations thereunder.

          "Securities and Exchange Commission" includes any governmental body
           ----------------------------------
or agency succeeding to the functions thereof.

          "Subsidiary" means any corporation of which the securities having a
           ----------
majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

          Section 7.  Miscellaneous.
                      -------------

          7A.  Remedies.  Each Purchaser and its immediate transferees who are
               --------
Affiliates shall have all rights and remedies set forth in this Agreement, the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          7B.  Purchaser's Investment Representations.  Each Purchaser hereby
               --------------------------------------
represents and warrants that:

          (i) Such Purchaser is acquiring the Common Stock purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Common Stock from transferring such securities in compliance with the provisions of Section 4 hereof. Such Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of its issuance by the Company in a transaction exempt from the registration requirements of the Act. Each certificate for Common Stock shall be imprinted with a legend in substantially the following form:


     "The Securities represented by this certificate were originally issued on December 7, 1995, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement dated as of December 7, 1995, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          (ii) Such Purchaser recognizes that investing in the Common Stock involves a high degree of risk, and is in a financial position to hold the Common Stock indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Common Stock; the Purchaser understands that it may incur a complete loss of its investment in the Common Stock.

          (iii) Such Purchaser is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company given its stage of development.

          (iv) Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company's facilities.

          (v) Such Purchaser has had the opportunity to ask questions of, and receive answers from, the management of the Company (and any person acting on its behalf) concerning the Common Stock and the terms and conditions of this Agreement and the agreements and transactions contemplated hereby, and to obtain any additional information as such Purchaser may have requested in making its investment decision.

          (vi) Such Purchaser has the power (corporate or otherwise) and requisite authority, and has taken all action (corporate or otherwise) necessary, to execute, deliver and perform this Agreement and to subscribe for and purchase the Common Stock.

          (vii) The Agreement, upon execution by such Purchaser, will be duly executed and delivered by such Purchaser, and will be the legal and binding obligation of such Purchaser, enforceable in accordance with its terms, subject to applicable laws of bankruptcy, insolvency and similar laws affecting creditors' rights and the application of general rules of equity.

          (viii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any government, governmental agency, or court to which such Purchaser is subject, or any provision of such Purchaser's charter or bylaws or other internal governing documents or (ii) conflict with, result in a breach of, or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, permit, license, instrument, or any other arrangement to which such Purchaser is a party or by which it is bound or to which its assets are subject. No notice, consent, filing, authorization or approval of any government or governmental agency is required for such Purchaser to consummate the transactions contemplated hereby.

          7C.  Consent to Amendments.  Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchasers then holding a majority of the outstanding Common stock purchased hereunder. No other course of dealing between the Company and any Purchaser or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Common Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          7D.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

          7E.  Successors and Assigns.  Except as otherwise expressly
               ----------------------
provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of Preferred Stock or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Common Stock.

          7F.  Generally Accepted Accounting Principles.  Except as provided in
               ----------------------------------------
paragraph 3A, where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies unless otherwise directed by the Board of Directors.

          7G.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7H.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7I.  Descriptive Headings; Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7J.  Governing Law. The corporate law of Delaware shall govern all
               -------------
issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of Delaware.

          7K.  Notices.   All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

          Centennial Communications Corp.
          c/o 1999 Broadway, Suite 2100
          Denver, Colorado 80202
          Attention:  Stephen W. Schovee, Acting President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          7L.  Understanding Among the Purchasers.  The determination of each
               ----------------------------------
Purchaser to purchase the Preferred Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              CENTENNIAL COMMUNICATIONS CORP.


                              /s/ Stephen W. Schovee
                              ----------------------------------
                              By:   Stephen W. Schovee
                              Its:  Acting President


PURCHASERS

                              CENTENNIAL FUND IV, L.P.
                              By:   Centennial Holdings IV, L.P.
                              Its:  General Partner


                              /s/ Steven C. Halstedt
                              ----------------------------------
                              By:   Steven C. Halstedt
                              Its:  General Partner


                              CENTENNIAL HOLDINGS, INC.


                              /s/ G. Jackson Tankersley, Jr.
                              ----------------------------------
                              By:   G. Jackson Tankersley, Jr.
                              Its:  President


                              TELECOM PARTNERS, L.P.


                              /s/ Stephen W. Schovee
                              ----------------------------------
                              By:   Stephen W. Schovee
                              Its:  Managing Member of the
                                    General Partner

                            SCHEDULE OF PURCHASERS
                            ----------------------


                                 No. of Shares                      Cash
                                   of Common        Note          Purchase
Names and Addresses                  Stock       Conversion        Price         Total
-------------------                  -----       ----------        -----         -----
Telecom Partners, L.P.                 135         $450,000     $  900,000     $1,350,000
1999 Broadway, Suite 2100
Denver, CO 80202
Attention:  Stephen W. Schovee

Centennial Holdings, Inc.               12           33,334         86,667        120,000
1999 Broadway, Suite 2100
Denver, CO  80202
Attention: Steven C. Halstedt

Centennial Fund IV, L.P.               150          416,667      1,083,333      1,500,000
1999 Broadway, Suite 2100
Denver, CO 80202
Attention:  Steven C. Halstedt
                                       ---         --------     ----------     ----------
TOTALS                                 297         $900,001     $2,070,000     $2,970,000
                                       ===         ========     ==========     ==========

                               LIST OF EXHIBITS
                               ----------------



     Exhibit A  -  Registration Agreement

     Exhibit B  -  Stockholders Agreement